SUBORDINATION AGREEMENT



THIS SUBORDINATION AGREEMENT (this "Agreement") is made as of the 16th day of June, 1997, among CHARTER BEHAVIORAL HEALTH SYSTEMS, LLC, a Delaware limited liability company ("OpCo"), CRESCENT REAL ESTATE FUNDING VII, L.P., a Delaware limited partnership ("Crescent"), MAGELLAN HEALTH SERVICES, INC., a Delaware corporation ("MHS"), and CHARTER FRANCHISE SERVICES, LLC, a Delaware limited liability company ("Charter Franchise"). MHS and Charter Franchise are hereinafter referred to collectively as "Magellan."


                                    RECITALS:


A. Crescent, as landlord, and OpCo and each of certain wholly-owned subsidiaries of OpCo (collectively, the "Initial OpCo Subs"), collectively as tenant, are parties to that certain Master Lease Agreement of even date herewith (as the same may be amended or modified, the "Lease").


B. Magellan, as franchisor, and OpCo, as franchisee, are parties to that certain Master Franchise Agreement dated effective as of June 17, 1997, and each of the Initial OpCo Subs, as a franchisee, and Magellan, as franchisor, is a party to an individual franchise agreement as described in the Master Franchise Agreement (the Master Franchise Agreement and such individual franchise agreements, together with any new franchise agreements now or hereafter entered into between Magellan, as franchisor, and OpCo, any Initial OpCo Sub, or any other subsidiary of OpCo now or hereafter in existence, as such Master Franchise Agreement, individual franchise agreements or other franchise agreements may be amended or modified, are referred to herein collectively as the "Franchise Agreement").


C. OpCo and Magellan desire to subordinate, to the extent set forth herein, the payment and performance of the Franchise Agreement to the payment and performance of certain obligations under the Lease upon the terms and conditions set forth below, and Magellan and Crescent desire to establish certain duties, rights and responsibilities among themselves with respect to the obligations of the OpCo, the Initial OpCo Subs, and any other subsidiary of OpCo now or hereafter in existence that enters into a franchise agreement with MHS and/or Charter Franchise (the Initial OpCo Subs and such other subsidiaries of OpCo being hereinafter referred to collectively as the "OpCo Subs").


NOW,   THEREFORE,   in   consideration  of  the  foregoing  and  other  valuable
consideration hereby acknowledged, and in order to induce Crescent to enter into the Lease with OpCo, OpCo, Crescent and Magellan agree as follows:






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1

                                   DEFINITIONS

1.1 "Additional Charges" hall have the meaning given such term in the Lease payable with respect to the Term.

1.2"Additional Rent" shall have the meaning given such term in the Lease payable with respect to the Term.


1.3 than Saturday, Sunday, or any other day on which banking institutions in the states of Texas, Georgia, and the State are authorized by law or executive action to close.


1.4Collective Leased Properties" shall have the meaning given such term in the Lease.


1.5Debtor Relief Laws" shall mean any applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, insolvency, reorganization or similar laws relating to the relief of debtors, readjustment of indebtedness or composition, and affecting the rights of creditors generally, which may from time to time be in effect.


1.6Franchise Agreement" shall have the meaning given such term in the Recitals to this Agreement.


1.7Franchise Fees" shall mean, collectively, the franchise fees payable to Magellan under the Franchise Agreement, including interest and late charges, as well as any fees payable to Magellan by OpCo or any OpCo Sub with respect to Joint Ventures and/or Managed Businesses (as such terms are defined in the Master Franchise Agreement) pursuant to Section 10 of the Master Franchise Agreement to the extent not already included in the calculation of "Franchise Fees" as defined in the Master Franchise Agreement.


1.8Lease" shall have the meaning given such term in the Recitals to this Agreement.


1.9Lease Year" shall have the meaning given such term in the Lease.


1.10Leased Property" shall have the meaning given such term in the Lease.


1.11Minimum Rent" shall have the meaning given such term in the Lease payable with respect to the Term.


1.12 Additional Rent" shall mean the amount of additional rent with respect to any Lease Year in excess of the Priority Additional Rent Base Amount.

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1.13 Additional Rent Monthly Amount" shall mean, for each month in a Lease Year, the monthly installment of Additional Rent payable for such month equal to one-twelfth (1/12th) of the difference between (a) the total Additional Rent payable for such Lease Year minus (b) the Priority Additional Rent Base Amount for such Lease Year calculated for such month as provided below in the definition of "Priority Additional Rent Base Amount."


1.14 Payments" shall have the meaning given such term in Section 2.2.


1.15Plan" shall have the meaning given such term in Section 2.4(c).


1.16 Additional Rent Base Amount" for any Lease Year shall mean an amount of Additional Rent equal to Ten Million Dollars ($10,000,000); provided, however, that if Crescent, as landlord, funds, or makes an irrevocable commitment to fund, Capital Expenditures (as defined in the Lease) for any Lease Year in an amount in excess of Ten Million Dollars ($10,000,000) at OpCo's request, then the Priority Additional Rent Base Amount for such Lease Year shall be increased to the amount of Capital Expenditures funded or committed to be funded by Crescent for such Lease Year. Notwithstanding the foregoing, in the event that, and for so long as, the accrued and unpaid Franchise Fees equal or exceed Fifteen Million Dollars ($15,000,000), then the Priority Additional Rent Base Amount for any such Lease Year shall be reduced to $0.00; provided, however, that if Crescent funds, or makes an irrevocable commitment to fund, Capital Expenditures for any Lease Year in any amount at OpCo's request, then the Priority Additional Rent Base Amount for such Lease Year shall be increased from $0.00 to the amount of Capital Expenditures funded or committed to be funded by Crescent for such Lease Year. The Priority Additional Rent Base Amount shall be computed monthly in advance of the payment of Rent required to be made under the Lease for the next succeeding month. Such calculation shall be made on the 25th day of the month, unless the 25th day of the month is not a Business Day, in which event such calculation for such month shall be made on the first Business Day following such 25th day. Notwithstanding anything set forth above to the contrary, if any request by OpCo to Crescent to fund Capital Expenditures under the Lease is for an amount in excess of the amount budgeted therefor in OpCo's approved Annual Budget (as defined in OpCo's Operating Agreement), then the Priority Additional Rent Base Amount shall not be increased as provided above to the extent that the amount of such request is above the budgeted amount unless such request is accompanied by OpCo's certification that Magellan has approved such requested amount. Magellan acknowledges and agrees that Crescent shall be entitled to rely upon OpCo's certification that any amount requested either (i) is within the approved Annual Budget of OpCo or (ii) has been approved by Magellan, and in the latter event such certification by OpCo shall be accompanied by Magellan's written consent to such requested amount.


1.17Rent" shall mean, collectively, all Minimum Rent, including late charges and default rate interest, and Additional Rent, but shall exclude Additional Charges except to the extent that Additional Charges include late charges and default rate interest.

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1.18Rescission Event" shall have the meaning given such term in Section 3.4.


1.19Returned Payment" shall have the meaning given such term in Section 3.4.


1.20State" shall mean, as to each Leased Property, the state in which such Leased Property is located.


1.21Term" shall have the meaning given such term in the Lease.


2

                                  SUBORDINATION

2.1 Agreement to Subordinate. Notwithstanding any provision in the Franchise Agreement or any other agreement between (i) MHS and/or Cha ter Franchise and
(ii) OpCo or between (i) MHS and/or Charter Franchise and (ii) any OpCo Sub to the contrary, the Franchise Fees (including any increases thereto effected from time to time by amendments to the Franchise Agreement adding new Leased
Properties to the facilities covered thereby) are and shall be, to the extent and in the manner hereinafter set forth, subject, subordinate and junior in right of payment and liquidation to the prior irrevocable payment in full of the Rent (other than Non-Priority Additional Rent), as the Rent (other than Non-Priority Additional Rent) may be increased from time to time by amendments to the Lease adding new Leased Properties that are also covered by the Franchise Agreement to the Collective Leased Properties. Magellan acknowledges receipt of a true and complete copy of the Lease. Unless and until all Rent (other than Non-Priority Additional Rent) shall have been fully paid and the Term shall have expired, neither MHS nor Charter Franchise will, except as otherwise expressly provided herein, take or receive, or retain, from OpCo, any OpCo Sub, or any other person or entity, by setoff or in any other manner, payment of all or any part of the Franchise Fees, or accept any security therefor, and neither OpCo nor any OpCo Sub shall make, give or permit, directly or indirectly, any such payment, and neither MHS nor Charter Franchise shall demand or sue for any such payment to the extent prohibited in Section 2.3. Notwithstanding the foregoing payment subordination, but subject to the provisions of Sections 2.3 and 2.4, OpCo may pay, and Magellan may receive, the Permitted Payments, as defined in
Section 2.2.


2.2 Permitted Payments. Notwithstanding any provision contained in this Agreement to the contrary, so long no "Default" or "Event of Default" (as defined therein) under or within the meaning of the Lease has occurred and is continuing with respect to the payment of Rent (other than Non-Priority
Additional Rent), or would be created by making the payments to Magellan hereinafter described, and so long as none of OpCo or any OpCo Sub is the subject of any proceeding under any Debtor Relief Laws, OpCo may pay to Magellan, and Magellan may accept from OpCo, the regularly scheduled monthly installment of the Franchise Fees in any month, when due, as well as any accrued and unpaid monthly installments of the Franchise Fees

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(collectively,  the "Permitted Payments"), after payment by OpCo of all Rent due for such month, excluding the Non-Priority Additional Rent Monthly Amount for such month. Further, notwithstanding any provision contained in this Agreement to the contrary, except in the case of a Rescission Event, Crescent shall not be entitled to recover from Magellan any Permitted Payment or any portion thereof that has been properly made to Magellan in accordance with the terms of this
Section 2.2.


2.3 Agreement Not to Enforce Payment or Commence Action.


(a) Notwithstanding any provision contained in this Agreement, the Franchise Agreement or any other agreement to the contrary, prior to the payment in full of all Rent (other than Non-Priority Additional Rent) payable un er the Lease and the expiration of the Term, (i) neither MHS nor Charter Franchise shall object to, challenge, hinder or delay the exercise by Crescent of any right or remedy it may have under or with respect to the Lease or any other agreement, or otherwise at law or in equity, against OpCo, any OpCo Sub or any of its or their assets or properties, and (ii) neither MHS nor Charter Franchise shall have any right to file an involuntary proceeding against OpCo or any OpCo Sub under any Debtor Relief Laws or otherwise to enforce payment of any of the Permitted Payments or any other portion of the Franchise Fees against OpCo or any OpCo Sub, or to otherwise take any action against OpCo or any OpCo Sub (including, without limitation, any proceeding under Debtor Relief Laws), or against any property or assets of OpCo or any OpCo Sub, in order to collect the Permitted Payments or any other portion of the Franchise Fees, without the prior written consent of Crescent, if such action could reasonably be expected to lead to OpCo's or any OpCo Sub's filing of a voluntary proceeding, or other creditors of OpCo or any OpCo Sub filing an involuntary proceeding against OpCo or any OpCo Sub, under any Debtor Relief Laws. However, so long as no "Default" or "Event of Default" under the Lease has occurred and is continuing with respect to the payment of Rent (other than Non-Priority Additional Rent), and so long as none of OpCo or any OpCo Sub is the subject of any proceeding under any Debtor Relief Laws, Magellan may pursue any default remedy available under the Franchise Agreement or at law or in equity or otherwise, except as provided above in this
Section 2.3.


(b) Each of Crescent and Magellan covenants to the other that it shall use commercially reasonable best efforts to provide in a timely fashion written notice of the commencement and progress of any remedial actio undertaken against OpCo or any OpCo Sub, including providing to such party copies of any and all correspondence to OpCo or any OpCo Sub from such party with respect to any of such party's rights or remedies and any pleadings or similar material; provided, however, that failure to provide any such written notice or any such copies shall not affect the validity of any action undertaken or render either Crescent or Magellan liable to the other or to any other person or entity.






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2.4 In Furtherance of Subordination.


(a) In the event (i) of any distribution, division or application, voluntary or involuntary, by operation of law or otherwise, of all or any substantial part of the assets or business of OpCo or any OpCo Sub to creditors of OpCo or any OpCo Sub, or (ii) upon any indebtedness of Op o or any OpCo Sub becoming due and payable by reason of any dissolution, liquidation or other winding up of OpCo or any OpCo Sub or its business, or by reason of any sale, receivership, insolvency, reorganization or bankruptcy proceedings, assignment for the benefit of creditors, or any arrangement or proceeding by or against OpCo or any OpCo
Sub for any relief under any Debtor Relief Laws (whether voluntary or involuntary), or any other marshaling of the assets and liabilities of OpCo or any OpCo Sub, until the Rent (other than Non-Priority Additional Rent) has been paid in full (subject, however, to the terms of Section 3.4 below) (A) all payments and distributions of any kind or character (whether in cash, property or securities) in respect of the Franchise Fees to which Magellan would be entitled if the Franchise Fees were not subordinated as provided herein shall be made directly to Crescent for application in accordance with the terms of the Lease, and (B) neither MHS nor Charter Franchise shall seek the lifting, for its own benefit, of any automatic stay or similar restriction imposed by reason of any such arrangement or proceeding.


(b) All payments or distributions on or with respect to the Franchise Fees which are received by MHS and/or Charter Franchise contrary to the provisions of this Agreement, whether in cash, properties or securities (including without limitation any distributions received on a count of any security interests, liens, or other encumbrances), shall be received in trust for the benefit of Crescent, shall be segregated from other funds and property held by Magellan and shall be forthwith paid over to Crescent in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to, or held as collateral (in the case of non-cash property or securities) for, the payment or prepayment of the Rent (other than Non-Priority Additional Rent) in accordance with the terms of the Lease. In the event of any failure by MHS and/or Charter Franchise to make any such endorsement or assignment, Crescent is hereby irrevocably authorized to make the same.


(c) Magellan shall file in a timely manner a claim or claims, in the form required in any proceeding described in subsection (a) above, for the full outstanding am unt of the Franchise Fees and shall use commercially reasonable best efforts to cause said claim or claims to be approved and all payments and other distributions in respect thereof to be made directly to Crescent until all Rent (other than Non-Priority Additional Rent) payable under the Lease has been paid in full. MHS and Charter Franchise each irrevocably authorizes and empowers Crescent, in connection with any proceeding or distribution described in subsection (a) above, in the name of MHS and Charter Franchise, respectively, or otherwise, to demand, sue for, collect and receive and receipt for any and all such payments or distributions, and file, prove, and vote or consent in any such proceedings with respect to any and all claims of MHS and/or Charter Franchise relating to the Franchise Fees if MHS and/or Charter Franchise shall not have duly filed such claim or proof of claim at least ten (10) days prior to the last day on which such

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claim or proof of claim may be filed. Magellan agrees that (i) without the prior written consent of Crescent, which consent shall not be unreasonably withheld, it will not vote such claim in favor of any plan of reorganization or similar structure (a "Plan") under which the terms of the Lease are changed in any way, and (ii) it will not vote against any Plan if Crescent votes in favor of the same unless, under such Plan, the Franchise Fees, or any portion thereof, would not be subordinate in right of payment to distributions to Crescent on account of the Rent (other than Non-Priority Additional Rent). Magellan further agrees that, in view of the difficulty of estimating damages from any violation by MHS and/or Charter Franchise of the terms of this subsection (c), Crescent shall be entitled to injunctive relief to prevent or rescind any action taken by MHS and/or Charter Franchise in violation of this subsection (c), as well as damages and other forms of relief available for breach of contract.


(d) Crescent shall be entitled to enforce specific performance of this Agreement at any time when MHS and/or Charter Franchise shall have failed to comply with any of the provisions of this Agreement applicable to it. Magellan hereby irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance. (e) Nothing provided in this Agreement is intended to relieve OpCo of its obligation to pay Franchise Fees due under the Franchise Agreement.


2.5 Application of Payments Received. All payments and distributions received by Crescent in respect of the Franchise Fees, to the extent received in or converted into cash, may be applied by Crescent first to the payment of any and all expenses (including reasonable attorneys' fees and legal expenses) paid or incurred by Crescent in enforcing this Agreement or in endeavoring to collect or realize upon any of the Franchise Fees or any security therefore, and any balance shall, solely as between Magellan and Crescent, be applied by Crescent, in such order of application as Crescent may from time to time select, toward the payment of Rent (other than Non-Priority Additional Rent) remaining unpaid, but as between OpCo or any OpCo Sub and its creditors, no such payments or distributions of any kind or character shall be deemed to be payments or distributions in respect of Rent.


3

                                  MISCELLANEOUS

3.1 Notices. Whenever any notice is required or permitted hereunder, such notice shall be in writing and (a) sent by certified mail, postage prepaid, return receipt requested, (b) given by established overnight commercial courier for delivery on the next Business Day with delivery charges prepaid or duly charged,
(c) personally hand-delivered or (d) sent by facsimile transmission with confirmation of receipt received, to the applicable addre s or facsimile number set forth below:


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As to Crescent:                     Gerald W. Haddock
                                    President and Chief Executive Officer
                                    CRE Management VII Corp.
                                    777 Main Street
                                    Suite 2100
                                    Fort Worth, Texas 76102
                                    Facsimile: (817) 878-0429

with copies to:                     David M. Dean, Esq.
                                    Senior Vice President, Law
                                    Crescent Real Estate Equities Company
                                    777 Main Street
                                    Suite 2100
                                    Fort Worth, Texas 76102
                                    Facsimile: (817) 878-0429

                                    Wendelin A. White, Esq.
                                    Shaw, Pittman, Potts & Trowbridge
                                    2300 N Street, N.W.
                                    Washington, DC 20037
                                    Facsimile: (202) 663-8007








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As to OpCo or any                   Charter Behavioral Health Systems, LLC
OpCo Sub:                           3414 Peachtree Road, N.E.
                                    Suite 900
                                    Atlanta, Georgia 30326
                                    Attn: Chief Legal Counsel
                                    Facsimile: (404)

As to MHS and/or                    Steve J. Davis, Esq.
Charter Franchise                   Executive Vice President, Administrative
                                    Services and General Counsel
                                    3414 Peachtree Road, N.E.
                                    Suite 1400
                                    Atlanta, Georgia 30326
                                    Facsimile: (404) 814-5793

with a copy to:                     Robert W. Miller
                                    King & Spalding
                                    191 Peachtree Street
                                    Atlanta, Georgia 30303-1763
                                    Facsimile: (404) 572-5100


         Notices which are mailed shall be deemed effective upon receipt. Notices which are hand-delivered shall be deemed effective upon tender to a natural person at the address shown. Notices which are delivered by overnight courier shall be deemed given on the next Business Day after delivery to such courier. Notices which are delivered by facsimile transmission shall be deemed received upon electronic confirmation of delivery.

1.No Waivers. No failure or delay on the part of any party to exercise, and no course of dealing with respect to, any right, power or privilege under this Agreement or any document or instrument relating to the Lease or the Franchise Agreement shall operate as a

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waiver  thereof.  No single or  partial  exercise  of any such  right,  power or privilege shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.


2. Amendments, Supplements and Waivers. The provisions of this Agreement may not be amended, modified or waived except by the written agreement of Magellan and Crescent (without any necessity for notice to or consent by OpCo or any OpCo Sub, which notice and consent are expressly WAIVED by OpCo). The provisions of this Agreement shall be solely for the benefit of Crescent and Magellan and may not be relied upon or enforced by OpCo, any OpCo Sub or any other person or entity other than Crescent and Magellan.


3. Continuing Agreement; Successors and Assigns. This Agreement is a continuing agreement and shall be binding upon and, except as provided in Section 3.3, inure to the benefit of each of the parties hereto, and their respective successors and assigns. Further, this Agreement shall remain in full force and effect until the Rent shall have been irrevocably paid in full and shall continue to be effective, or be reinstated, as the case may be, if at any time any payment of all or any part of the Rent (a "Returned Payment") is rescinded or must otherwise be returned upon the insolvency, bankruptcy or reorganization of OpCo or any OpCo Sub, or by reason of the operation of any other applicable law or order of court (a "Rescission Event"), all as though such payment had not been made. No party hereto shall sell, assign, pledge, encumber or otherwise dispose of the Franchise Agreement or the Lease, as the case may be, or any amounts payable thereunder, unless such sale, assignment, pledge, encumbrance or disposition is made expressly subject to the terms and provisions of this Agreement. Nothing herein is intended or shall be construed to give any other person any right, remedy or claim with respect to this Agreement, the Lease, or the Franchise Agreement. Notwithstanding the foregoing, Magellan shall be entitled to collaterally assign its rights but not its obligations under the Franchise Agreement, subject to the terms and provisions of this Agreement, as well as its rights but not its obligations under this Agreement, to any of its lenders.


4. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws during the term hereof, such provision shall be fully severable, this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to the illegal, invalid or unenforceable provision as may be possible.


5. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof of this Agreement it shall not be necessary to produce or account for more than one such counterpart.

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




6. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE AND THE UNITED STATES OF AMERICA.


7. WAIVER OF JURY TRIAL. EACH OF OPCO, MAGELLAN AND CRESCENT hereby irrevocably waives, to the full extent permitted by applicable law, any right to have a jury participate in resolving any dispute arising out of, in connection with, related to, or incidental to this Agreement.


8. ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.


9. Amendment of Franchise Agreement. Magellan agrees that, unless and until all Rent (other than Non-Priority Additional Rent) shall have been irrevocably paid in full (subject, however, to the terms of Section 3.4 above) and the Term shall have expired, without Crescent's prior written consent the Franchise Agreement shall not be amended, modified, or supplemented by any of the parties thereto in any manner that would increase or accelerate payment of the Franchise Fees or any installment thereof, except for an increase in the Franchise Fees in connection with the addition of a new Leased Property to the facilities covered by the Franchise Agreement or in connection with the implementation of New Products (as defined in the Franchise Agreement). If the Franchise Agreement is amended without Crescent's prior written consent in a manner that violates the provisions of this Section 3.10, then the increased or accelerated portion of the Franchise Fees shall be subordinate and junior in right of payment and liquidation to the prior irrevocable payment in full of all Rent, Additional Rent (including all Non-Priority Additional Rent), and all Additional Charges.


10. No Subrogation Until Payment in Full. Without Crescent's prior written consent, Magellan shall not be entitled to be subrogated to any of the rights of Crescent against OpCo, any OpCo Sub, or any other person or entity, or any liens, security interests or assignments now or hereafter securing the Lease, until all of the Rent (other than Non-Priority Additional Rent) shall have been irrevocably paid in full (subject, however, to the terms of Section 3.4 above) and the Term shall have expired.


11. Amendment of Lease. Crescent may, at any time and from time to time, without the consent of or notice to Magellan, and without impairing or releasing the obligations of Magellan hereunder, (a) enter into any amendment or modification of the Lease, including, without limitation, any amendment which extends the maturity of the Fixed Term or any Extended Term, except the fourth Extended Term (as such terms are defined in the Lease), of the Lease (whether or not in accordance with the renewal options set forth therein) or extends or reduces any installment of Rent or waives any Default or Event of Default thereunder; (b) exercise or refrain from exercising any rights against OpCo, any OpCo Sub or any other person or entity; (c) subject to the terms and provisions of Section 2.5 hereof, apply any sums by whomsoever paid or however realized to the Lease; (d) sell, exchange, release, surrender, realize upon or otherwise deal with, in any manner and in any order, any property whatsoever and by whomsoever at any time pledged or mortgaged to secure the Lease; (e) release anyone liable in any manner for the payment or collection of any Rent, and (f) settle or compromise all or any part of the Rent and subordinate the payment of any part of the Rent to the payment of any other indebtedness. Notwithstanding the foregoing, Crescent shall not, without prior notice to and written consent of Magellan, amend or modify the Lease in any manner that would increase the amount or accelerate the payment of Rent or any installment thereof (other than Non-Priority Additional Rent and other than an increase in Rent in connection with the addition of new Leased Properties to the Collective Leased Properties) or that would extend the Term beyond the fourth Extended Term. In the event that Crescent, OpCo and the OpCo Subs amend the Lease to increase the amount or accelerate the payment of the Rent or any installment thereof (other than Non-Priority Additional Rent and other than an increase in Rent in connection with the addition of new Leased Properties to the Collective Leased Properties) payable thereunder, or to extend the Term beyond the fourth Extended Term, this Agreement shall remain in full force and effect and the Franchise Fees shall continue to be subject, subordinate and junior in right of payment and liquidation to the prior irrevocable payment of the Rent (other than Non-Priority Additional Rent) to the extent and in the manner set forth herein as though the Rent payable under the Lease had not been so increased or the Term so extended beyond the fourth Extended Term; provided, however, that in the event that Crescent, OpCo and the OpCo Subs, without the prior written consent of Magellan, so amend the Lease to increase the amount or accelerate the payment of Minimum Rent or Additional Rent (other than Non-Priority Additional Rent), then the portion of the Rent constituting such increase or the portion of the Rent or any installment thereof so accelerated, as applicable, shall be subordinate and junior in right of payment and liquidation to the prior irrevocable payment of the Franchise Fees to the extent and in the manner that the Franchise Fees are subordinated pursuant to this Agreement.


12. Further Assurances. Each of Magellan and OpCo will, at its expense and at any time and from time to time, promptly execute and deliver all further instruments and documents (including without limitation assignments and proofs of claim), and promptly take all further action (including, without limitation, filing proofs of claim and taking other actions to collect the Franchise Fees), or cause such instruments and documents to be executed and delivered and such actions to be taken, that may be necessary or desirable, or that Crescent may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable Crescent to exercise and enforce its rights and remedies hereunder. For purposes of this Section 3.13, "promptly" shall be deemed to mean within five (5) Business Days after written request therefor unless in the judgment of Crescent, exercised in good faith, faster action is required to achieve the intended purpose.

13. Representations and Warranties. Each of Magellan, Crescent and OpCo hereby represents and warrants as to itself that (i) the execution, delivery and performance by such party of this Agreement have been duly and validly authorized by all necessary action and (ii) this Agreement has been duly and validly executed and delivered by such party and constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as such enforcement may be limited by bankruptcy, conservatorship, receivership, insolvency, moratorium or similar laws affecting creditors' rights generally or by general principles of equity.


14. Expenses, Etc. OpCo agrees to pay, upon demand, to Crescent the amount of any and all losses, costs and expenses, including the fees and expenses of Crescent's counsel, which Crescent may incur as a result of any breach by OpCo of its obligations hereunder or in connection with the exercise or enforcement of any of Crescent's rights or interests hereunder, which exercise or enforcement results directly or indirectly from, or arises by reason of, any action or any failure to take an action required of OpCo hereunder. Magellan agrees to pay, upon demand, to Crescent the amount of any and all losses, costs and expenses, including the fees and expenses of Crescent's counsel, which Crescent may incur as a result of any breach by MHS and/or Charter Franchise of its obligations hereunder or in connection with the exercise or enforcement of any of Crescent's rights or interests hereunder, which exercise or enforcement results directly or indirectly from, or arises by reason of, any action or any failure to take any action required of MHS and/or Charter Franchise hereunder. Crescent shall not have any obligation to make demand of, or take any action against, OpCo under this Section 3.15 prior to making demand of, or taking action against, MHS and/or Charter Franchise pursuant to this Section 3.15.


15. Arbitration in Some Events. Disputes between Magellan and Crescent relating to amounts owing to Magellan or Crescent under the Franchise Agreement or the Lease, as such agreements are affected by this Agreement, will be subject to resolution by binding arbitration in Delaware before the American Arbitration Association and governed by the Commercial Arbitration Rules then in effect. Nothing set forth in this Section 3.16, however, shall impair or restrict in any way either party's right to seek equitable relief in connection with the enforcement of this Agreement.


16. Consent to Assumption of Franchise Agreement. Magellan hereby consents to the assumption by Crescent or Crescent's designee of the Franchise Agreement and all rights and obligations of the franchisee thereunder from the date of such assumption in the event of an Event of Default by OpCo under the Lease and exercise by Crescent of its election, in its sole and absolute discretion, under the remedies provisions of the Lease to assume or have its d esignee assume all of the revenue producing contracts relating to the Collective Leased Properties.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.



                                CRESCENT REAL ESTATE FUNDING VII, L.P.

         WITNESS:               CRE Management VII Corp., a Delaware corporation



By: \s\ Sylvia M. Mahaffey      By: \s\ David M. Dean
    -----------------------         --------------------------------
Name: Sylvia M. Mahaffey        Name: David M. Dean
      ---------------------           ------------------------------
Title: Assistant Secretary      Title: Senior Vice President, Law
       --------------------            -----------------------------


                                CHARTER BEHAVIORAL HEAL SYSTEMS, LLC

                                By: \s\ W. Stephen Love
                                    --------------------------------
                                Name: W. Stephen Love
                                      ------------------------------
                                Title: Senior Vice President and CFO
                                       -----------------------------


                                MAGELLAN HEALTH SERVICES, INC.

                                By: \s\ James R. Bedenbaugh
                                    --------------------------------
                                Name: James R. Bedenbaugh
                                      ------------------------------
                                Title: Vice President and Treasurer
                                       -----------------------------


                                CHARTER FRANCHISE SERVICES, LLC

                                By: \s\ Linton C. Newlin
                                    --------------------------------
                                Name: Linton C. Newlin
                                      ------------------------------
                                Title: Vice President and Secretary
                                       -----------------------------

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